Exhibit 10.2

GUARANTY

This GUARANTY (this “Guaranty”) is made and entered into as of November 13, 2017 by MYnd Analytics, Inc., a Delaware corporation with an address at 26522 La Alameda, Mission Viejo, CA 92691 (the “Guarantor”), in favor of Ben Franklin Technology Partners of Southeastern Pennsylvania, a Pennsylvania nonprofit corporation with an address at Building 100 Innovation Center, 4801 South Broad Street, Suite 200, Philadelphia, PA 19112 (the “Lender”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound.

1. Guaranty of Obligations. The Guarantor hereby unconditionally guarantees the prompt payment and performance, when due, of all loans, advances, debts, liabilities, obligations, covenants and duties owing by Arcadian Telepsychiatry LLC, a limited liability company organized in the Commonwealth of Pennsylvania, and any legal assignee or successor thereof (collectively and each, the “Borrower”) to the Lender under those certain Seed Capital Funding Agreements, made as of September 2015 and April 2016, and related documents (as they may be amended, supplemented or otherwise modified from time to time, collectively, the “BFTP Loan Documents”) (including, without limitation, any interest accruing thereunder or with respect thereto after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals and increases thereof, and all reasonable costs and expenses of the Lender incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses (hereinafter referred to collectively as the “Obligations”). If the Borrower defaults under any such Obligations, the Guarantor shall pay the amount due to the Lender.

2. Nature of Guaranty; Waivers. This is a suretyship and a guaranty of payment and not of collection, and, in the event of default by Borrower in payment or performance of the Obligations, the Lender shall not be required, as a condition of the Guarantor’s liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and suretyship and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Lender of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Lender to take any steps to perfect or maintain any lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor’s obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Lender, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Lender’s failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

The Lender at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor’s liabilities hereunder, may (a) change, pursuant to the terms of the BFTP Loan Documents or as otherwise permitted by law, the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating, in each case pursuant to the terms of the BFTP Loan Documents or as otherwise permitted by law, to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as the Lender may determine in its sole reasonable discretion; (d) settle, compromise or deal with the Borrower or the Guarantor, with respect to any Obligations in such manner as the Lender deems appropriate in its sole reasonable discretion; (e) substitute, exchange or release any security or guaranty, in each case pursuant to the terms of the BFTP Loan Documents or as otherwise permitted by law; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from the Lender. If any demand is made at any time upon the Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations, and if the Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or governmental administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Lender. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Lender’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Representations, Warranties and Covenants. The Guarantor represents and warrants to the Lender that the Guarantor has the requisite corporate power, authority and legal right to execute, deliver and perform this Guaranty, and that the execution and delivery of this Guaranty by Guarantor have been duly authorized by Guarantor and no further corporate action on the part of Guarantor is necessary to authorize the execution and delivery of this Guaranty, the consummation by Guarantor of the transactions contemplated hereby and Guarantor’s otherwise performance in accordance herewith.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which may accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

6. Costs. To the extent that the Lender incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys’ fees and the reasonable costs and expenses of litigation, such reasonable costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurrence or payment thereof at the rate prescribed in the BFTP Loan Documents for funds outstanding thereunder.

7. Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Lender or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower’s assets.

8. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt (or refusal to accept delivery). Without limiting the foregoing, personal delivery, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which Notice is provided, Notices may be sent to the addresses for the Lender and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

9. Preservation of Rights. No delay or omission on the Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender’s action or inaction impair any such right or power. The Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that the Lender may have under other agreements, at law, in equity or otherwise. The Lender may proceed in any order against the Borrower, the Guarantor or any other obligor of, or collateral securing, the Obligations.

10. Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

11. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Lender, and then such waiver, consent or other change shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

12. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and understanding and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Lender with respect to the subject matter hereof.

13. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Lender and their respective successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Lender’s prior written consent, and the Lender at any time may assign this Guaranty in whole or in part.

14. Interpretation. In this Guaranty, unless the Lender and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”; the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

15. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Lender and will be deemed to be made in the Commonwealth of Pennsylvania. This Guaranty will be interpreted, and the rights and liabilities of the Lender and the Guarantor determined in accordance with, the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules. The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any federal court located in the Eastern District of Pennsylvania or any state court located in Philadelphia County, Pennsylvania or Montgomery County, Pennsylvania; provided that nothing contained in this Guaranty will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

16. Waiver of Jury Trial. Each party hereto waives its right to a trial by jury of any cause of action or claim based upon this Guaranty or arising hereunder. Each party acknowledges that the foregoing waiver is knowing and voluntary.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as of the date first written above.

MYnd Analytics, Inc., as the Guarantor

By:	/s/ George C. Carpenter, IV

Name:    George C. Carpenter, IV

Title:      CEO

Ben Franklin Technology Partners of Southeastern Pennsylvania, as the Lender

By:	/s/ RoseAnn B. Rosenthal

Name:    RoseAnn B. Rosenthal

Title:      President and CEO